UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

AB GLOBAL REAL ESTATE INVESTMENT FUND II

SEMI-ANNUAL REPORT

APRIL 30, 2018

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—June 15, 2018

On the following pages, you will find the 2018 semi-annual report for AB Global Real Estate Investment Fund II1 (the “Fund”). The semi-annual report covers the six- and 12-month periods ended April 30, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Fund and a listing of the Fund’s holdings as of the period end.

Global equities rallied to all-time highs before volatility returned during the six-month period ended April 30, 2018. Emerging-market stocks outperformed, followed by US and non-US equities. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

Tax reform in the US and strong global economic data buoyed stocks around the world. However, fears about accelerating inflation and central banks tightening monetary policy had a negative impact on major stock indices. Concerns about a possible trade war spurred by the actions of the US and China further weighed on performance. A strong start to the first quarter 2018 corporate earnings season helped equities make up some losses, although stocks experienced some downward pressure as the US 10-year Treasury yield moved above 3% for the first time in four years.

Fixed-income markets were volatile during the period. Emerging-market debt had mixed returns. Investment-grade credit and high-yield markets fell, trailing the positive returns of emerging-market local-currency government bonds and developed-market treasuries. US, Canadian, Australian and German treasury yields rose, while the UK and Japanese curves flattened and treasury yields in other developed markets moved in different directions (bond yields move inversely to price). In Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. Elsewhere, a domestic land scandal surrounding Japanese prime minister Abe called into question the likelihood that his reform agenda would come to pass.

In terms of central bank actions, the US Federal Reserve raised interest rates two times during the period and began to formally reduce its balance sheet by letting some of the bonds it holds mature without reinvesting the proceeds received. The European Central Bank also began to normalize monetary policy.

If you have any questions about your investments in the Fund, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Fund.

Sincerely,

AllianceBernstein, L.P., the Management Company of the Fund

[1]	This performance discussion is intended as a general market commentary.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s

(Portfolio Manager Commentary continued on next page)

2018 Semi-Annual Report	1

fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

2	AB Global Real Estate Investment Fund II

Disclosures and Risks (Unaudited)

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE® EPRA/NAREIT”) Developed Real Estate (“RE”) Index and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Morgan Stanley Capital International (“MSCI”) World Index is a free-float, market capitalization-weighted index that measures equity market performance of developed markets. The Standard & Poor’s (“S&P”) Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-US) Risk: Investment in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures & Risks continued on next page)

2018 Semi-Annual Report	3

Disclosures and Risks (continued)

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

These risks are discussed in further detail in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AB Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH APRIL 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AB Global Real Estate Investment Fund II Class I1	2.32%	7.39%	4.21%	4.45%
Primary benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	1.33%	4.12%	3.06%	3.00%
FTSE EPRA/NAREIT Developed RE Index (gross)	1.83%	5.14%	3.93%	3.81%
MSCI World Index (net)	3.40%	13.22%	9.28%	5.48%
S&P 500 Index	3.82%	13.27%	12.96%	9.02%
FTSE NAREIT Equity REIT Index	-3.97%	-1.00%	5.46%	6.33%

[1]	There are no sales charges associated with an investment in the Fund. Total returns and average annual returns are therefore the same.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.69% for Class I shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $2,000,000 Investment in the Fund

The chart illustrates the total value of an assumed $2,000,000 investment as compared to the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), and the overall global stock market as represented by the MSCI World Index (net), for the 10-year period ended April 30, 2018. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

2018 Semi-Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE NOVEMBER 1, 2017	ENDING ACCOUNT VALUE APRIL 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,023.20	$3.46	0.69%
Hypothetical**	$1,000	$1,021.37	$3.46	0.69%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

6	AB Global Real Estate Investment Fund II

Portfolio Summary—April 30, 2018 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $303.7

Industry Breakdown[1]

Country Breakdown[1]

1	All data are as of April 30, 2018. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Brazil, China, Ireland, New Zealand and Norway.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2018 Semi-Annual Report	7

Portfolio Summary—April 30, 2018 (Unaudited) (continued)

Ten Largest Holdings1

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$13,487,452	4.4%
CK Asset Holdings Ltd.	7,963,909	2.6
Vonovia SE	7,735,332	2.5
Mitsui Fudosan Co., Ltd.	6,916,167	2.3
Link REIT	6,318,020	2.1
Deutsche Wohnen SE	6,298,591	2.1
Essex Property Trust, Inc.	5,961,091	2.0
Digital Realty Trust, Inc.	5,878,478	1.9
Sun Communities, Inc.	4,851,857	1.6
Prologis, Inc.	4,850,724	1.6
	$70,261,621	23.1%

1	Long-term investments.

8	AB Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

AB Global Real Estate Investment Fund II

April 30, 2018 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–99.5%
Real Estate–93.7%
Diversified Real Estate Activities–6.2%
Kerry Properties Ltd.	311,500	$1,489,132
Leopalace21 Corp.	134,200	1,163,906
Mitsubishi Estate Co., Ltd.	137,100	2,505,165
Mitsui Fudosan Co., Ltd.	270,000	6,916,167
Sumitomo Realty & Development Co., Ltd.	59,000	2,343,670
Sun Hung Kai Properties Ltd.	89,000	1,433,294
UOL Group Ltd.	443,600	2,929,811

		18,781,145

Diversified REITs–13.0%
Activia Properties, Inc.	472	2,091,578
Armada Hoffler Properties, Inc.	170,683	2,316,168
Dream Global Real Estate Investment Trust	129,730	1,383,234
Empire State Realty Trust, Inc.–Class A	152,860	2,662,821
Fonciere Des Regions	23,280	2,603,602
GPT Group (The)	799,750	2,899,981
Gramercy Property Trust	168,426	3,958,011
H&R Real Estate Investment Trust	120,760	1,939,383
Hulic Reit, Inc.	1,061	1,637,577
ICADE	30,045	2,985,705
Kenedix Office Investment Corp.–Class A	290	1,778,957
Land Securities Group PLC	207,050	2,810,742
Liberty Property Trust	102,680	4,294,078
Merlin Properties Socimi SA	201,262	3,105,434
Mirvac Group	1,825,810	3,064,037

		39,531,308

Health Care REITs–3.1%
Healthcare Realty Trust, Inc.	85,080	2,367,777
Medical Properties Trust, Inc.	292,800	3,741,984
Sabra Health Care REIT, Inc.	187,220	3,427,998

		9,537,759

Hotel & Resort REITs–4.4%
Invincible Investment Corp.	1,707	761,991
MGM Growth Properties LLC–Class A	81,860	2,289,624
Park Hotels & Resorts, Inc.	118,150	3,400,357
RLJ Lodging Trust	181,750	3,774,947
Summit Hotel Properties, Inc.	214,910	3,111,897

		13,338,816

Industrial REITs–7.9%
Duke Realty Corp.	178,690	4,842,499
Goodman Group	378,180	2,572,961
PLA Administradora Industrial S de RL de CV(a)	511,500	819,404
Prologis, Inc.	74,730	4,850,724
Rexford Industrial Realty, Inc.	97,650	2,983,208
Segro PLC	296,004	2,626,665
STAG Industrial, Inc.	143,050	3,514,738
Tritax Big Box REIT PLC	895,720	1,845,887

		24,056,086

Company	Shares	U.S. $ Value
Office REITs–12.4%
Alexandria Real Estate Equities, Inc.	37,310	$4,647,707
alstria office REIT-AG	95,370	1,434,765
Brandywine Realty Trust	226,720	3,652,459
CapitaLand Commercial Trust	1,377,400	1,881,799
Champion REIT	2,138,000	1,510,426
Columbia Property Trust, Inc.	136,397	2,913,440
Corporate Office Properties Trust	76,110	2,093,786
Hibernia REIT PLC	486,770	872,330
Investa Office Fund	564,424	1,859,178
JBG SMITH Properties	44,730	1,649,195
Kilroy Realty Corp.	41,600	2,981,472
Mack-Cali Realty Corp.	34,232	587,763
Nippon Building Fund, Inc.	538	3,023,072
Orix JREIT, Inc.	1,345	2,050,206
SL Green Realty Corp.	35,740	3,493,228
Workspace Group PLC	188,560	2,879,926

		37,530,752

Real Estate Development–3.4%
CK Asset Holdings Ltd.	922,500	7,963,909
Metrovacesa SA(a)(b)	50,070	899,712
Times China Holdings Ltd.	986,000	1,440,017

		10,303,638

Real Estate Operating Companies–9.6%
Aroundtown SA	399,470	3,193,908
CA Immobilien Anlagen AG	76,440	2,652,958
Deutsche Wohnen SE	133,460	6,298,591
Entra ASA(b)	105,519	1,447,132
Fabege AB	177,400	2,042,570
Hongkong Land Holdings Ltd.	446,100	3,224,070
Vonovia SE	154,383	7,735,332
Wharf Real Estate Investment Co., Ltd.	339,000	2,541,736

		29,136,297

Residential REITs–11.7%
American Campus Communities, Inc.	52,900	2,068,919
American Homes 4 Rent–Class A	197,210	3,983,642
Camden Property Trust	52,220	4,459,588
Essex Property Trust, Inc.	24,870	5,961,091
Independence Realty Trust, Inc.	314,630	2,957,522
Japan Rental Housing Investments, Inc.	2,736	2,128,182
Killam Apartment Real Estate Investment Trust	279,430	3,086,037
Mid-America Apartment Communities, Inc.	39,000	3,566,940
Sun Communities, Inc.	51,698	4,851,857
UNITE Group PLC (The)	224,980	2,582,873

		35,646,651

Retail REITs–14.7%
Charter Hall Retail REIT	756,162	2,240,850
Fukuoka REIT Corp.	1,182	1,832,136
Japan Retail Fund Investment Corp.	1,127	2,112,896
Kenedix Retail REIT Corp.	867	1,835,142
Klepierre SA	86,604	3,544,595
Link REIT	714,860	6,318,020
National Retail Properties, Inc.	107,600	4,093,104
Regency Centers Corp.	68,580	4,035,933
Retail Opportunity Investments Corp.	153,140	2,634,008

2018 Semi-Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value
Simon Property Group, Inc.	86,270	$13,487,452
Urban Edge Properties	117,560	2,418,209

		44,552,345

Specialized REITs–7.3%
American Tower Corp.	11,130	1,517,687
Crown Castle International Corp.	14,280	1,440,424
CubeSmart	146,610	4,316,198
Digital Realty Trust, Inc.	55,620	5,878,478
EPR Properties	43,540	2,395,571
Equinix, Inc.	5,320	2,238,603
National Storage Affiliates Trust	130,100	3,424,232
Safestore Holdings PLC	119,020	895,210

		22,106,403

		284,521,200

Banks–1.3%
Diversified Banks–0.6%
Unicaja Banco SA(a)(b)	966,690	1,753,301

Thrifts & Mortgage Finance–0.7%
Aareal Bank AG	45,190	2,260,358

		4,013,659

Transportation–1.2%
Airport Services–1.0%
Sydney Airport	570,450	3,054,237

Highways & Railtracks–0.2%
Transurban Group	86,779	756,166

		3,810,403

Materials–1.2%
Construction Materials–1.2%
Fletcher Building Ltd.	404,444	1,791,293
Grupo Cementos de Chihuahua SAB de CV	334,910	1,951,935

		3,743,228

Capital Goods–0.9%
Construction & Engineering–0.6%
Shimizu Corp.	166,900	$1,651,279

Industrial Conglomerates–0.3%
Hopewell Holdings Ltd.	285,500	1,012,758

		2,664,037

Health Care Equipment & Services–0.7%
Health Care Facilities–0.7%
Chartwell Retirement Residences	175,050	2,019,152

Consumer Durables & Apparel–0.5%
Homebuilding–0.5%
Construtora Tenda SA(a)	100,200	729,648
MRV Engenharia e Participacoes SA	159,600	683,375

		1,413,023

Total Common Stocks (cost $273,979,960)		302,184,702

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.51%(c)(d)(e) (cost $475,427)	475,427	475,427

Total Investments—99.7% (cost $274,455,387)		302,660,129

Other assets less liabilities—0.3%		1,010,233

Net Assets–100.0%		$303,670,362

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,609	CAD	2,014	5/15/18	$(39,741)
Bank of America, NA	USD	2,346	GBP	1,689	5/15/18	(19,356)
Bank of America, NA	USD	505	JPY	53,603	5/15/18	(13,922)
Barclays Bank PLC	CHF	2,751	USD	2,877	5/15/18	98,705
Barclays Bank PLC	USD	3,214	JPY	348,772	5/15/18	(20,755)
Barclays Bank PLC	USD	1,585	SGD	2,073	5/15/18	(21,120)
BNP Paribas SA	AUD	3,902	USD	3,092	5/15/18	153,823
Citibank, NA	EUR	3,525	USD	4,410	5/15/18	149,421
Citibank, NA	MXN	47,879	USD	2,507	5/15/18	(48,454)
Citibank, NA	NOK	8,461	USD	1,093	5/15/18	37,648
Citibank, NA	USD	4,448	CHF	4,092	5/15/18	(315,220)
Citibank, NA	USD	560	GBP	404	5/15/18	(3,611)

10	AB Global Real Estate Investment Fund II

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,776	JPY	187,609	5/15/18	$(58,421)
Citibank, NA	USD	1,040	SGD	1,369	5/15/18	(7,400)
Credit Suisse International	BRL	2,395	USD	688	5/03/18	4,340
Credit Suisse International	USD	684	BRL	2,395	5/03/18	(39)
Credit Suisse International	JPY	348,772	USD	3,170	5/15/18	(22,978)
Credit Suisse International	BRL	2,395	USD	682	6/04/18	311
Goldman Sachs Bank USA	GBP	639	USD	901	5/15/18	20,541
HSBC Bank USA	USD	954	GBP	681	5/15/18	(16,320)
HSBC Bank USA	USD	651	JPY	69,003	8/16/18	(14,717)
Morgan Stanley & Co., Inc.	USD	952	NOK	7,570	5/15/18	(7,515)
Morgan Stanley & Co., Inc.	USD	718	SEK	5,896	8/16/18	(38,753)
Royal Bank of Scotland PLC	CAD	2,306	USD	1,870	5/15/18	73,543
Royal Bank of Scotland PLC	JPY	166,300	USD	1,562	5/15/18	39,775
Royal Bank of Scotland PLC	SGD	2,381	USD	1,817	5/15/18	20,737
Royal Bank of Scotland PLC	USD	941	AUD	1,224	8/16/18	(19,001)
Standard Chartered Bank	BRL	2,395	USD	706	5/03/18	22,621
Standard Chartered Bank	USD	688	BRL	2,395	5/03/18	(4,340)
State Street Bank & Trust Co.	CAD	1,741	USD	1,383	5/15/18	26,910
State Street Bank & Trust Co.	EUR	1,872	USD	2,298	5/15/18	35,585
State Street Bank & Trust Co.	GBP	564	USD	781	5/15/18	3,748
State Street Bank & Trust Co.	JPY	70,704	USD	665	5/15/18	17,640
State Street Bank & Trust Co.	NOK	8,965	USD	1,126	5/15/18	7,706
State Street Bank & Trust Co.	NZD	1,302	USD	941	5/15/18	25,300
State Street Bank & Trust Co.	USD	3,048	AUD	3,902	5/15/18	(110,548)
State Street Bank & Trust Co.	USD	459	CAD	578	5/15/18	(9,120)
State Street Bank & Trust Co.	USD	3,339	CHF	3,108	5/15/18	(199,268)
State Street Bank & Trust Co.	USD	799	EUR	650	5/15/18	(13,828)
State Street Bank & Trust Co.	USD	850	JPY	90,500	5/15/18	(21,508)
State Street Bank & Trust Co.	USD	2,404	SGD	3,192	5/15/18	3,493
State Street Bank & Trust Co.	JPY	69,003	USD	653	8/16/18	17,354
State Street Bank & Trust Co.	USD	793	GBP	561	8/16/18	(16,584)
State Street Bank & Trust Co.	USD	437	SEK	3,590	8/16/18	(23,686)
UBS AG	JPY	94,708	USD	891	5/15/18	24,140

						$(282,864)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $4,100,145 or 1.4% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2018 Semi-Annual Report	11

Statement of Assets & Liabilities—April 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $273,979,960)	$302,184,702
Affiliated issuers (cost $475,427)	475,427
Foreign currencies, at value (cost $789,099)	777,688
Receivable for investment securities sold	1,396,937
Unaffiliated dividends receivable	892,068
Unrealized appreciation on forward currency exchange contracts	783,341
Receivable for capital stock sold	76,377
Affiliated dividends receivable	812

Total assets	306,587,352

LIABILITIES
Payable for investment securities purchased	1,334,656
Unrealized depreciation on forward currency exchange contracts	1,066,205
Payable for capital stock redeemed	255,504
Advisory fee payable	132,556
Administrative fee payable	22,135
Directors’ fees payable	3,318
Transfer Agent fee payable	2,909
Accrued expenses	99,707

Total liabilities	2,916,990

NET ASSETS	$303,670,362

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,078
Additional paid-in capital	293,486,663
Distributions in excess of net investment income	(8,611,582)
Accumulated net realized loss on investment and foreign currency transactions	(9,136,259)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	27,903,462

$303,670,362

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 28,078,291 capital shares outstanding)	$10.82

See Notes to Financial Statements.

12	AB Global Real Estate Investment Fund II

Statement of Operations—six months ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $274,140)	$5,757,551
Affiliated issuers	12,667	$5,770,218

EXPENSES
Advisory fee (see Note B)	869,734
Custodian	59,180
Audit and tax	38,976
Administrative	32,207
Legal	19,226
Transfer agency	18,532
Registration fees	14,820
Directors’ fees	14,135
Printing	10,787
Miscellaneous	13,847

Total expenses	1,091,444
Less: expenses waived and reimbursed by the Adviser (see Notes B & D)	(2,048)

Net expenses		1,089,396

Net investment income		4,680,822

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		5,079,738
Forward currency exchange contracts		(503,453)
Foreign currency transactions		179,139
Net change in unrealized appreciation/depreciation of:
Investments		(2,201,451)
Forward currency exchange contracts		(452,946)
Foreign currency denominated assets and liabilities		(8,384)

Net gain on investment and foreign currency transactions		2,092,643

Net Increase in Net Assets from Operations		$6,773,465

See Notes to Financial Statements.

2018 Semi-Annual Report	13

Statement of Changes In Net Assets

	SIX MONTHS ENDED 4/30/18 (UNAUDITED)	YEAR ENDED 10/31/17

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,680,822	$7,626,323
Net realized gain on investment and foreign currency transactions	4,755,424	6,836,944
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,662,781)	12,917,388

Net increase in net assets from operations	6,773,465	27,380,655
Dividends to Shareholders from
Net investment income	(13,862,348)	(14,061,856)
Capital Stock Transactions
Net decrease	(16,885,185)	(24,994,778)

Total decrease	(23,974,068)	(11,675,979)

NET ASSETS
Beginning of period	327,644,430	339,320,409

End of period (including distributions in excess of net investment income of ($8,611,582) and undistributed net investment income of $569,944, respectively)	$303,670,362	$327,644,430

See Notes to Financial Statements.

14	AB Global Real Estate Investment Fund II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS I
	SIX MONTHS ENDED 4/30/18 (UNAUDITED)		YEAR ENDED 10/31/17		YEAR ENDED 10/31/16		YEAR ENDED 10/31/15		YEAR ENDED 10/31/14	YEAR ENDED 10/31/13
Net asset value, beginning of period	$11.04		$10.61		$10.63		$10.77		$10.35	$9.59

Income From Investment Operations
Net investment income (a)	.16	(b)	.25	(b)†	.28	(b)	.23		.27	.25
Net realized and unrealized gain on investment and foreign currency transactions	.10		.63		.13		.03		.73	1.15
Contributions from Affiliates	0		0		0		.00	(c)	0	0

Net increase in net asset value from operations	.26		.88		.41		.26		1.00	1.40

Less: Dividends
Dividends from net investment income	(.48)		(.45)		(.43)		(.40)		(.58)	(.64)

Net asset value, end of period	$10.82		$11.04		$10.61		$10.63		$10.77	$10.35

Total Return
Total investment return based on net asset value (d)	2.32%		8.61%	†	4.04%		2.49%		10.45%	15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$303,670		$327,644		$339,320		$363,574		$403,479	$445,546
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69%	^	.69%		.69%		.68%		.67%	.65%
Expenses, before waivers/reimbursements	.69%	^	.69%		.69%		.68%		.67%	.65%
Net investment income	2.96%	^ (b)	2.32%	(b)†	2.64%	(b)	2.13%		2.62%	2.49%
Portfolio turnover rate.	37%		81%		71%		78%		78%	95%

(a)	Based on average shares outstanding.
(b)	Net of fees and expenses waived and reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
$.002	.02%	.02%

^	Annualized.

See notes to financial statements.

2018 Semi-Annual Report	15

Notes to Financial Statements (Unaudited)

NOTE A	Significant Accounting Policies

AB Institutional Funds, Inc. (the “Company”), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end series investment company. The Company is comprised of one fund, AB Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16	AB Global Real Estate Investment Fund II

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Real Estate	$163,761,827	$120,759,373		$0	$284,521,200
Banks	0	4,013,659		0	4,013,659
Transportation	0	3,810,403		0	3,810,403
Materials	1,951,935	1,791,293		0	3,743,228
Capital Goods	0	2,664,037		0	2,664,037
Health Care Equipment & Services	2,019,152	0		0	2,019,152
Consumer Durables & Apparel	1,413,023	0		0	1,413,023
Short-Term Investments	475,427	0		0	475,427
Total Investments in Securities	169,621,364	133,038,765	(a)	0	302,660,129
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	0	783,341		0	783,341
Liabilities:
Forward Currency Exchange Contracts	0	(1,066,205)		0	(1,066,205)
Total(c)(d)	$169,621,364	$132,755,901		$0	$302,377,265

2018 Semi-Annual Report	17

Notes to Financial Statements (Unaudited) (continued)

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	An amount of $18,099,424 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

18	AB Global Real Estate Investment Fund II

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the reimbursement for such services amounted to $32,207.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $1,448.

2018 Semi-Annual Report	19

Notes to Financial Statements (Unaudited) (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

FUND	MARKET VALUE 10/31/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 4/30/18 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$1,885	$42,615	$44,025	$475	$9
Government Money Market Portfolio*	0	9,429	9,429	0	4

Total				$475	$13

*	Investments of cash collateral for securities lending transactions (see Note D).

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $164,154, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$117,568,183	$142,977,950
U.S. government securities	0	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$37,413,522
Gross unrealized depreciation	(9,491,644)

Net unrealized appreciation	$27,921,878

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

20	AB Global Real Estate Investment Fund II

During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$783,341	Unrealized depreciation on forward currency exchange contracts	$1,066,205
Total		$783,341		$1,066,205

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(503,453)	$(452,946)
Total		$(503,453)	$(452,946)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$29,367,067
Average principal amount of sale contracts	$30,764,621

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements

2018 Semi-Annual Report	21

Notes to Financial Statements (Unaudited) (continued)

and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$98,705	$(41,875)	$0	$0	$56,830
BNP Paribas SA	153,823	0	0	0	153,823
Citibank, NA	187,069	(187,069)	0	0	0
Credit Suisse International	4,651	(4,651)	0	0	0
Goldman Sachs Bank USA	20,541	0	0	0	20,541
Royal Bank of Scotland PLC	134,055	(19,001)	0	0	115,054
Standard Chartered Bank	22,621	(4,340)	0	0	18,281
State Street Bank & Trust Co.	137,736	(137,736)	0	0	0
UBS AG	24,140	0	0	0	24,140
Total	$783,341	$(394,672)	$0	$0	$388,669	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$73,019	$0	$0	$0	$73,019
Barclays Bank PLC	41,875	(41,875)	0	0	0
Citibank, NA	433,106	(187,069)	0	0	246,037
Credit Suisse International	23,017	(4,651)	0	0	18,366
HSBC Bank USA	31,037	0	0	0	31,037
Morgan Stanley & Co., Inc.	46,268	0	0	0	46,268
Royal Bank of Scotland PLC	19,001	(19,001)	0	0	0
Standard Chartered Bank	4,340	(4,340)	0	0	0
State Street Bank & Trust Co.	394,542	(137,736)	0	0	256,806
Total	$1,066,205	$(394,672)	$0	$0	$671,533	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22	AB Global Real Estate Investment Fund II

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $4,416 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended April 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of the Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $600. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	SIX MONTHS ENDED APRIL 30, 2018 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2017	SIX MONTHS ENDED APRIL 30, 2018 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2017
Shares sold	1,860,341	3,237,190	$20,181,029	$34,341,699
Shares issued in reinvestment of dividends	1,091,709	1,207,757	11,920,526	12,298,156
Shares redeemed	(4,538,774)	(6,749,960)	(48,986,740)	(71,634,633)

Net decrease	(1,586,724)	(2,305,013)	$(16,885,185)	$(24,994,778)

NOTE F	Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

2018 Semi-Annual Report	23

Notes to Financial Statements (Unaudited) (continued)

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018. Effective July 5, 2018, the Facility will be increased to $325 million.

24	AB Global Real Estate Investment Fund II

NOTE H	Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,061,856	$14,387,122

Total taxable distributions	$14,061,856	$14,387,122

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,536,013
Accumulated capital and other losses	(10,311,009	)(a)
Unrealized appreciation/(depreciation)	16,019,493	(b)

Total accumulated earnings/(deficit)	$17,244,497

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $10,311,009. During the fiscal year, the Fund utilized $798,772 of capital loss carry forwards to offset current year net realized gains. The Fund also had $310,144,668 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2017, the Fund had a net capital loss carryforward of $10,311,009 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$10,311,009	n/a	2018

NOTE I	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

2018 Semi-Annual Report	25

AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1)

Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2)

Vice President

Ajit D. Ketkar(2)

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

26	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Real Estate Investment Fund II (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund.

2018 Semi-Annual Report	27

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class I Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class I Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

28	AB Global Real Estate Investment Fund II

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2018 Semi-Annual Report	29

Distributor

AB GLOBAL REAL ESTATE INVESTMENT FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

BIREIT-0152-0418

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2018